Exhibit 10.2

EXECUTION COPY

FIRST INDUSTRIAL, L.P.

FIRST INDUSTRIAL REALTY TRUST, INC.

FIRST AMENDMENT

Dated as of December 12, 2017

to

NOTE AND GUARANTY AGREEMENT

Dated as of February 21, 2017

Re: 4.30% Series A Guaranteed Senior Notes due April 20, 2027

      4.40% Series B Guaranteed Senior Notes due April 20, 2029

Exhibit 10.2

FIRST AMENDMENT TO NOTE AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT dated as of December 12, 2017 (this “First Amendment”) to that certain Note and Guaranty Agreement dated as of February 21, 2017 is among FIRST INDUSTRIAL, L.P., a Delaware limited partnership (the “Issuer”), and FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation (the “General Partner”), and each holder of Notes (as hereinafter defined) party hereto (collectively, the “Noteholders”).

RECITALS:

A. The Issuer and the General Partner have heretofore entered into that certain Note and Guaranty Agreement dated as of February 21, 2017 (the “Original Note Purchase Agreement”) with each of the Purchasers listed in the Purchaser Schedule thereto pursuant to which the Issuer issued and has outstanding $200,000,000 aggregate principal of its Guaranteed Senior Notes, of which $125,000,000 aggregate principal amount shall be its 4.30% Series A Guaranteed Senior Notes due April 20, 2027 (the “Series A Notes”) and $75,000,000 aggregate principal amount shall be its 4.40% Series B Guaranteed Senior Notes due April 20, 2029 (the “Series B Notes”; the Series A Notes and the Series B Notes are hereinafter referred to collectively as the “Notes”).

B. The Issuer, the General Partner and the Noteholders now desire to amend the Original Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Original Note Purchase Agreement unless herein defined or the context shall otherwise require.

D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Issuer, the General Partner and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

1.1. Section 9.4 of the Original Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

Section 9.4. Payment of Taxes and Claims. The Issuer and the General Partner will, and will cause each of their Subsidiaries to, file all federal, material state and other material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or would become a Lien on properties or assets of the Issuer, the General Partner or any of their Subsidiaries, provided that none of the Issuer, the General Partner or any of their Subsidiaries need pay any such tax, assessment, charge, levy or claim if (a) the amount, applicability or validity thereof is contested by such Person on a timely basis in good faith and in appropriate proceedings, and such Person has established adequate reserves therefor in accordance with GAAP on its books or (b) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

1.2. Section 10.3(b) of the Original Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

(b) Neither the Issuer nor any of its Subsidiaries or Investment Affiliates will undertake any business other than the acquisition, development, ownership, management, operation and leasing of industrial/warehouse properties and business activities ancillary, incidental or otherwise reasonably related thereto.

1.3. Sections 10.8(b) and (c) of the Original Note Purchase Agreement shall be and are hereby amended and restated in their entirety to read as follows, respectively:

(b) as of the last day of any fiscal quarter of the Issuer and the General Partner, the Consolidated Leverage Ratio to exceed 60%; provided that, if any Material Acquisition shall occur during any fiscal quarter, then at the election of the Issuer upon delivery of written notice to the holders of the Notes concurrently with or prior to delivery of the Officer’s Certificate pursuant to Section 7.2(a) with respect to the relevant quarterly or annual period and provided that no Default or Event of Default has occurred and is continuing (other than as a result of the Consolidated Leverage Ratio as of the end of such fiscal quarter being greater than 60% but less than or equal to 65%), the maximum Consolidated Leverage Ratio shall be increased to 65% for such fiscal quarter and the next succeeding fiscal quarter (any period with such increase a “Consolidated Leverage Ratio Increase Period”); provided, further, that (1) no more than two Consolidated Leverage Ratio Increase Periods may be elected by the Issuer during the term of this Agreement and (2) any such Consolidated Leverage Ratio Increase Periods shall be non-consecutive (the two foregoing provisos taken together, the “Consolidated Leverage Ratio Spike”). Notwithstanding the foregoing, if at any time the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, any Material Credit Facility) (x) shall cease to provide for an increase in the maximum percentage threshold in respect of the “consolidated leverage ratio” or similar covenant therein upon a material acquisition (a “Bank CLR Spike”), then the Consolidated Leverage Ratio Spike shall be deemed to be automatically deleted from this Section 10.8(b), or (y) shall contain a Bank CLR Spike that is more restrictive on the Issuer and the General Partner than the Consolidated Leverage Ratio Spike then in effect herein, then the Consolidated Leverage Ratio Spike shall be deemed to be automatically, and without further action, made similarly more restrictive; provided that, if after the Consolidated Leverage Ratio Spike then in effect herein has been deleted or made more restrictive, a Bank CLR Spike is re-incorporated into the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, each Material Credit Facility) or a Bank CLR Spike in the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, each Material Credit Facility) is modified to become less restrictive on the Issuer and the General Partner (either event, a “Bank CLR Spike Loosening”), then, so long as no Default or Event of Default shall have occurred and be continuing and each of the holders of the Notes has received notice thereof from the Issuer, the Consolidated Leverage Ratio Spike shall concurrently be similarly re-incorporated or so modified, as applicable; provided, however, that in no event shall any Bank CLR Spike Loosening result in the Consolidated Leverage Ratio Spike then in effect herein ever being less restrictive on the Issuer and the General Partner than that expressly set forth herein on the First Amendment Effective Date. If the Issuer, the General Partner or any of their Subsidiaries shall pay any fee or other compensation to any Person party to the Bank Credit Agreement or, if applicable, any Material Credit Facility (other than (A) commitment fees and similar fees given in consideration of a new extension of credit or in connection with an extension or replacement of the Bank Credit Agreement or, if applicable, such Material Credit Facility, and (B) amounts paid in satisfaction of principal or interest under the Bank Credit Agreement or, if applicable, such Material Credit Facility) as an inducement to receiving a Bank CLR Spike Loosening, the corresponding loosening of the Consolidated Leverage Ratio Spike shall not become effective under this Agreement until the holders of the Notes receive equivalent consideration (and for the avoidance of doubt such amounts shall be proportional to the aggregate principal amount of Notes outstanding as compared to the sum of the aggregate outstanding principal amount of the Indebtedness and the aggregate amount of undrawn commitments under the Bank Credit Agreement or, if applicable, such Material Credit Facility);

(c) as of the last day of any fiscal quarter of the Issuer and the General Partner, the ratio of Consolidated Senior Unsecured Debt to Value of Unencumbered Assets (such ratio, the “Unencumbered Leverage Ratio”) to exceed 60%; provided that, if any Material Acquisition shall occur during any fiscal quarter, then at the election of the Issuer upon delivery of written notice to the holders of the Notes concurrently with or prior to delivery of the Officer’s

Certificate pursuant to Section 7.2(a) with respect to the relevant quarterly or annual period and provided that no Default or Event of Default has occurred and is continuing (other than as a result of the Unencumbered Leverage Ratio as of the end of such fiscal quarter being greater than 60% but less than or equal to 65%), the maximum Unencumbered Leverage Ratio shall be increased to 65% for such fiscal quarter and the next succeeding fiscal quarter (any period with such increase an “Unencumbered Leverage Ratio Increase Period”); provided, further, that (1) no more than two Unencumbered Leverage Ratio Increase Periods may be elected by the Issuer during the term of this Agreement and (2) any such Unencumbered Leverage Ratio Increase Periods shall be non-consecutive (the two foregoing provisos taken together, the “Unencumbered Leverage Ratio Spike”). Notwithstanding the foregoing, if at any time the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, any Material Credit Facility) (x) shall cease to provide for an increase in the maximum percentage threshold in respect of the “unencumbered leverage ratio” or similar covenant therein upon a material acquisition (a “Bank ULR Spike”) then the Unencumbered Leverage Ratio Spike shall be deemed to be automatically deleted from this Section 10.8(c) or (y) shall contain a Bank ULR Spike that is more restrictive on the Issuer and the General Partner than the Unencumbered Leverage Ratio Spike then in effect herein, then the Unencumbered Leverage Ratio Spike shall be deemed to be automatically, and without further action, made similarly more restrictive; provided that, if after the Unencumbered Leverage Ratio Spike then in effect herein has been deleted or made more restrictive, a Bank ULR Spike is re-incorporated into the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, each Material Credit Facility) or an Unencumbered Leverage Ratio Spike in the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, each Material Credit Facility) is modified to become less restrictive on the Issuer and the General Partner (either event, a “Bank ULR Spike Loosening”), then, so long as no Default or Event of Default shall have occurred and be continuing and each of the holders of the Notes has received notice thereof from the Issuer, the Unencumbered Leverage Ratio Spike shall concurrently be similarly re-incorporated or so modified, as applicable; provided, however, that in no event shall any Bank ULR Spike Loosening result in the Unencumbered Leverage Ratio Spike then in effect herein ever being less restrictive on the Issuer and the General Partner than that expressly set forth herein on the First Amendment Effective Date. If the Issuer, the General Partner or any of their Subsidiaries shall pay any fee or other compensation to any Person party to the Bank Credit Agreement or, if applicable, any Material Credit Facility (other than (A) commitment fees and similar fees given in consideration of a new extension of credit or in connection with an extension or replacement of the Bank Credit Agreement or, if applicable, such Material Credit Facility, and (B) amounts paid in satisfaction of principal or interest under the Bank Credit Agreement or, if applicable, such Material Credit Facility) as an inducement to receiving a Bank ULR Spike Loosening, the corresponding loosening of the Unencumbered Leverage Ratio Spike shall not become effective under this Agreement until the holders of the Notes receive equivalent consideration (and for the avoidance of doubt such amounts shall be proportional to the aggregate principal amount of Notes outstanding as compared to the sum of the aggregate outstanding principal amount of the Indebtedness and the aggregate amount of undrawn commitments under the Bank Credit Agreement or, if applicable, such Material Credit Facility);

1.4. Sections 11(f) and 11(j) of the Original Note Purchase Agreement shall be and are hereby amended by deleting each reference therein to “$50,000,000” and replacing it with “$75,000,000 (or, if lower, the threshold amount for triggering a similar default under the Bank Credit Agreement (or if no Bank Credit Agreement exists, the lowest threshold amount under any Material Credit Facility))”.

1.5. Section 11(j) of the Original Note Purchase Agreement shall be and is hereby further amended by deleting the parentheses around the phrase “other than with respect to any Nonrecourse Indebtedness”.

1.6. Schedule A of the Original Note Purchase Agreement shall be and is hereby amended by (a) moving the definition of “Unsecured Interest Coverage Ratio” before the definition of “USA PATRIOT Act” and (b) amending and restating or, if applicable, adding in proper alphabetical sequence, the following definitions:

“Applicable Cap Rate” means 6.25%; provided that, if the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, the Material Credit Facility with the highest percentage “capitalization rate”) provides for a “capitalization rate” that is higher or lower than 6.25%, then the “Applicable Cap Rate” shall be such higher or lower rate; provided, however, that in no event may the “Applicable Cap Rate” be less than 5.50%.

“Assets Acquired Not in Service” means, as of any date of determination, any Project which has been acquired and owned for less than 12 months but has not yet been leased to 90% occupancy.

“Bank Credit Agreement” means the Third Amended and Restated Unsecured Revolving Credit Agreement dated as of October 31, 2017 among the Issuer, the General Partner, the lenders from time to time parties thereto, Wells Fargo Bank National Association, as administrative agent, and Bank of America, National Association, as syndication agent, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancings thereof.

“Bank CLR Spike” is defined in Section 10.8(b).

“Bank CLR Spike Loosening” is defined in Section 10.8(b).

“Bank ULR Spike” is defined in Section 10.8(c).

“Bank ULR Spike Loosening” is defined in Section 10.8(c).

“Consolidated Leverage Ratio Increase Period” is defined in Section 10.8(b).

“Consolidated Leverage Ratio Spike” is defined in Section 10.8(b).

“Equity Value” of a Subsidiary means, as of any date of determination, the lesser of (a) the aggregate Property Operating Income of such Subsidiary’s Properties owned as of such date capitalized at a 6.50% rate, less Indebtedness of such Subsidiary and (b) the aggregate appraised value of such Subsidiary’s Properties, less Indebtedness of such Subsidiary.

“First Amendment Effective Date” means December 12, 2017.

“Implied Capitalization Value” means for the Consolidated Operating Partnership as of any date, the sum (without duplication) of (a) the quotient of (1) the Adjusted EBITDA of the Consolidated Operating Partnership during the immediately preceding period of four consecutive fiscal quarters (which Adjusted EBITDA shall exclude any Adjusted EBITDA attributable to all assets of the type described in clause (b) below, Assets Under Development, Assets Acquired Not in Service or Rollover Projects, and which Adjusted EBITDA attributable to each Project which was formerly a Rollover Project shall not be less than zero), and (2) the Applicable Cap Rate, plus (b) the purchase price paid by any member of the Consolidated Operating Partnership (less any amounts paid to such member as a purchase price adjustment, held in escrow, retained as a contingency reserve or in connection with other similar arrangements) for any Property (other than Assets Under Development) acquired by such member during the immediately preceding period of four consecutive fiscal quarters, plus (c) an amount equal to the then current book value of each Asset Under Development, plus (d) the then current book value of Unimproved Land of the Consolidated Operating Partnership, plus (e) with respect to each Rollover Project, an amount equal to 50% of the then current book value, determined in accordance with GAAP, of such Rollover Project, plus (f) an amount equal to 100% of unrestricted cash and unrestricted Cash Equivalents of the Consolidated Operating Partnership, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange (and specifically excluding any cash or Cash Equivalents being used to support Defeased Debt), plus (g) an amount equal to 100% of the then current book value, determined in accordance with GAAP, of all first mortgage receivables on income producing commercial properties of the Consolidated Operating Partnership. For purposes of determining Implied Capitalization

Value: (i) to the extent the amount of Implied Capitalization Value attributable to Rollover Projects would exceed 10% of Implied Capitalization Value, such excess shall be excluded; (ii) to the extent the amount of Implied Capitalization Value attributable to Unimproved Land would exceed 10% of Implied Capitalization Value, such excess shall be excluded; (iii) to the extent the amount of Implied Capitalization Value attributable to Assets Under Development and Assets Acquired Not in Service would exceed 20% of Implied Capitalization Value, such excess shall be excluded; (iv) to the extent the amount of Implied Capitalization Value attributable to assets of the type described in clause (g) above would exceed 5% of Implied Capitalization Value, such excess shall be excluded; and (v) to the extent the amount of Implied Capitalization Value attributable to unconsolidated joint ventures and partnerships and other assets of the type described in clauses (c), (d), (e) and (g) would, in the aggregate, exceed 30% of Implied Capitalization Value, such excess shall be excluded (items (i) through (v) being referred to herein as the “Investments Limitations”). The Issuer’s Ownership Share of assets held by Investment Affiliates (excluding assets of the type described in the immediately preceding clause (f)) will be included in Implied Capitalization Value calculations consistent with the above described treatment for wholly owned assets. In the case of a newly formed Investment Affiliate, the Issuer’s Ownership Share of assets held by such Investment Affiliate shall be calculated by multiplying (I) total assets plus accumulated depreciation of such Investment Affiliate by (II) the Ownership Share of such Investment Affiliate. This valuation methodology will be used for the first four quarters following the formation of any Investment Affiliate. For purposes of computing the Implied Capitalization Value, Adjusted EBITDA may be increased from quarter to quarter by the amount of (aa) net cash flow from new leases of space at the Properties (where such net cash flow has not then been included in EBITDA) which have a minimum term of one year and (bb) net cash flow from Properties which were previously Assets Under Development but which have been completed during such four quarter period and have at least some tenants in possession of the respective leased spaces and conducting business operations therein each will be included in the calculation of Implied Capitalization Value using pro forma EBITDA for such four quarter period. If a Project, Property or other asset is no longer owned as of the date of calculation, then no value shall be included in Implied Capitalization Value for such Project, Property or other asset.

If at any time the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, any Material Credit Facility) contains any restrictions on the maximum amount of any type of investment or investments of the Consolidated Operating Partnership or any member thereof permitted to be included in a covenant calculation that are more restrictive on such Person or Persons than, or are in addition to, the Investments Limitations then in effect herein, then the Investments Limitations then in effect herein shall be deemed to be automatically, and without further action, made similarly more restrictive;

provided that, if after the Investments Limitations herein have been made more restrictive, any corresponding investments limitation under the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, each Material Credit Facility) is modified to become less restrictive on the Consolidated Operating Partnership and each member thereof (an “Investments Limitations Loosening”), then, so long as no Default or Event of Default shall have occurred and be continuing and each of the holders of the Notes has received notice thereof from the Issuer, the Investments Limitations then in effect herein shall be concurrently so modified; provided, however, that in no event shall any Investments Limitations Loosening result in the Investments Limitations in effect herein ever being less restrictive on the Consolidated Operating Partnership or any member thereof than those expressly set forth herein on the First Amendment Effective Date.

If at any time any limitations in the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, any Material Credit Facility) that restrict the maximum amount of any type of investment or investments of the Consolidated Operating Partnership or any member thereof that is permitted to be included in a covenant calculation at such time are re-characterized as one or more covenants limiting the maximum amount of such type of investment or investments, then the Investments Limitations then in effect herein shall be deemed to be automatically, and without further action, similarly re-characterized; provided that, if after the Investments Limitations herein have been so re-characterized, any corresponding investments limitation under the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, each Material Credit Facility) is thereafter re-converted to limitations that restrict the maximum amount of any type of investment or investments of the Consolidated Operating Partnership or any member thereof that is permitted to be included in a covenant calculation (an “Investments Covenant Re-Conversion”), then, so long as no Default or Event of Default shall have occurred and be continuing and each of the holders of the Notes has received notice thereof from the Issuer, the Investments Limitations then in effect herein shall be concurrently similarly re-converted; provided, however, that in no event shall any Investments Covenant Re-Conversion result in the Investments Limitations in effect herein ever being less restrictive on the Consolidated Operating Partnership or any member thereof than those expressly set forth herein on the First Amendment Effective Date.

If the Issuer, the General Partner or any of their Subsidiaries shall pay any fee or other compensation to any Person party to the Bank Credit Agreement or, if applicable, any Material Credit Facility (other than (A) commitment fees and similar fees given in consideration of a new extension of credit or in connection with an extension or replacement of the Bank Credit Agreement or, if applicable, such Material Credit Facility, and (B) amounts paid in satisfaction of principal or interest under the Bank Credit Agreement or, if applicable, such Material Credit

Facility), as an inducement to receiving an Investments Limitations Loosening or an Investments Covenant Re-Conversion, such loosening or re-conversion of the Investments Limitations shall not become effective under this Agreement until the holders of the Notes receive equivalent consideration (and for the avoidance of doubt such amounts shall be proportional to the aggregate principal amount of Notes outstanding as compared to the sum of the aggregate outstanding principal amount of the Indebtedness and the aggregate amount of undrawn commitments under the Bank Credit Agreement or, if applicable, such Material Credit Facility).

“Material Acquisition” means any acquisition (or series of related acquisitions) permitted by this Agreement and consummated in accordance with the terms of this Agreement if the aggregate consideration paid in respect of such acquisition (including any Indebtedness assumed in connection therewith) exceeds 10% of the Implied Capitalization Value of the Consolidated Operating Partnership.

“Significant Subsidiary” means (a) any Subsidiary Guarantor and (b) one or more other Subsidiaries of the Issuer or the General Partner the Equity Value of which, individually or in the aggregate, is more than 10% of Implied Capitalization Value.

“Unencumbered Leverage Ratio” is defined in Section 10.8(c).

“Unencumbered Leverage Ratio Increase Period” is defined in Section 10.8(c).

“Unencumbered Leverage Ratio Spike” is defined in Section 10.8(c).

“Value of Unencumbered Assets” means, for any Person as of any date, the sum (without duplication) of (a) the value of all Unencumbered Assets that are not Assets Under Development, Assets Acquired Not in Service, Rollover Projects or assets of the type described in clause (b) (determined in the manner set forth below), plus (b) the purchase price paid by such Person (less any amounts paid to such Person as a purchase price adjustment, held in escrow, retained as a contingency reserve or in connection with other similar arrangements) for any Property (other than Assets Under Development) that constitutes an Unencumbered Asset and acquired by such Person during the immediately preceding period of four consecutive fiscal quarters, plus (c) any unrestricted cash, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange, plus (d) an amount equal to 100% of the then-current book value, determined in accordance with GAAP, of each first mortgage receivable secured by an income producing commercial property, provided that such first mortgage receivable is not subject to any Lien, plus (e) 100% of the then current book value of each Asset Under Development that constitutes an

Unencumbered Asset, plus (f) with respect to each Rollover Project, an amount equal to 50% of the then current book value, determined in accordance with GAAP, of each Rollover Project; provided that to the extent the aggregate amount of Value of Unencumbered Assets from Assets Acquired Not in Service and the other items set forth in clauses (d), (e) and (f) exceed 20% of the total Value of Unencumbered Assets, such excess shall be excluded. Unencumbered Assets that are not Assets Under Development, Assets Acquired Not in Service, Rollover Projects or assets of the type described in clause (b) above shall be valued by dividing the Property Operating Income for such Project for the most recent four fiscal quarters by the Applicable Cap Rate (provided that for the purpose of such calculation, the Property Operating Income of each Unencumbered Asset that was formerly a Rollover Project shall in no event be less than zero). If a Project is no longer owned as of the date of calculation, then no value shall be included based on capitalizing Property Operating Income from such Project, except for purposes of the Unsecured Interest Coverage Ratio for such quarter.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE GENERAL PARTNER.

2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), each of the Issuer and the General Partner represents and warrants to the Noteholders that:

(a) this First Amendment has been duly authorized by all necessary corporate or other action on the part of the Issuer and the General Partner and has been duly executed and delivered by the Issuer and the General Partner, and this First Amendment and the Original Note Purchase Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Issuer and the General Partner, enforceable against the Issuer and the General Partner in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the execution and delivery of this First Amendment by the Issuer and the General Partner and the performance by the Issuer and the General Partner thereof and of the Original Note Purchase Agreement, as amended by this First Amendment, will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Issuer, the General Partner or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, organizational document, shareholders agreement or any other agreement or instrument to which the Issuer, the General Partner or any Subsidiary is bound or by which the Issuer, the General Partner or any Subsidiary or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Issuer, the General Partner or any Subsidiary or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Issuer, the General Partner or any Subsidiary;

(c) no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution and delivery of this First Amendment by the Issuer or the General Partner or the performance thereof or of the Original Note Purchase Agreement, as amended by this First Amendment, by the Issuer or the General Partner;

(d) all obligations of the Issuer and the General Partner under the Original Note Purchase Agreement, as amended by this First Amendment, shall rank at least pari passu in right of payment with all other present and future unsecured Indebtedness of the Issuer and the General Partner;

(e) On the Amendment Effective Date, after giving effect to this First Amendment, all the representations and warranties contained in Section 5 of the Original Note Purchase Agreement are true and correct in all material respects except to the extent that such representations and warranties are qualified by the term “material,” “Material,” “in any material respect” or “Material Adverse Effect” in which case such representations and warranties (as so written) shall be correct in all respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct in all material respects except to the extent that such representations and warranties are qualified by the term “material,” “Material,” “in any material respect” or “Material Adverse Effect” in which case such representations and warranties (as so written) shall be correct in all respects as of such earlier date); and

(f) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing and no waiver of Default or Event of Default is in effect.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

3.1. Upon satisfaction of each and every one of the following conditions, this First Amendment shall become effective as of the date first written above:

(a) executed counterparts of this First Amendment, duly executed by the Issuer, the General Partner and the Required Holders, shall have been delivered to each holder of Notes or its special counsel;

(b) the representations and warranties of the Issuer and the General Partner set forth in Section 2 hereof are true and correct on and with respect to the date hereof and each holder of Notes or its special counsel shall have received an Officer’s Certificate to such effect;

(c) the Bank Credit Agreement, providing for a $725,000,000 revolving credit facility (which facility is subject to increase to up to an aggregate amount of $1,000,000,000), shall have been, or concurrently shall be, duly executed and delivered by each of the parties thereto and shall be in full force and effect and a copy thereof shall have been, or concurrently shall be, delivered to each holder of Notes or its special counsel;

(d) each holder of Notes shall have received, by payment in immediately available funds to the account of such holder set forth in the Purchaser Schedule, the amount set forth opposite such holder’s name in Schedule 1 attached hereto (and each holder is listed in the order in which it appears in the Purchaser Schedule); and

(e) the Issuer shall have paid the fees and expenses of Schiff Hardin LLP, special counsel to the holders of Notes, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

SECTION 4. MISCELLANEOUS.

4.1. This First Amendment shall be construed in connection with and as part of the Original Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Original Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Original Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

4.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

4.4. This First Amendment shall he governed by and construed in accordance with the laws of the State of New York.

4.5. This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement. Delivery of an executed counterpart of this First Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.

[Remainder of page intentionally left blank.]

Exhibit 10.2

FIRST INDUSTRIAL, L.P.

By:	First Industrial Realty Trust, Inc.
its General Partner

By	/s/ Scott A. Musil
Its CFO

FIRST INDUSTRIAL REALTY TRUST, INC.

By	/s/ Scott A. Musil
Its CFO

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

Accepted and Agreed to:

METROPOLITAN LIFE INSURANCE COMPANY

GENERAL AMERICAN LIFE INSURANCE COMPANY by Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ John A. Wills	NL
Name: John A. Wills
Title: Senior Vice President and Managing Director

METLIFE INSURANCE K.K. by MetLife Investment Advisors, LLC, its Investment Manager

By:	/s/ John A. Wills	NL
Name: John A. Wills
Title: Senior Vice President and Managing Director

SYMETRA LIFE INSURANCE COMPANY by MetLife Investment Advisors, LLC, its Investment Manager

By:	/s/ Judith A. Gulotta	NL
Name: Judith A. Gulotta
Title: Managing Director

UNION FIDELITY LIFE INSURANCE COMPANY by MetLife Investment Advisors, LLC, its Investment Adviser

By:	/s/ Frank O. Monfalcone	NL
Name: Frank O. Monfalcone
Title: Managing Director

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:
Name:
Title:

Schedule I to First Amendment to First Industrial Note and Guaranty Agreement

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By: Guggenheim Partners Investment Management, LLC, as investment manager

By:
Name:
Title:

NORTH AMERICAN COMPANY FOR LIFE AND
HEALTH INSURANCE

By: Guggenheim Partners Investment Management, LLC, as investment manager

By:
Name:
Title:

HORACE MANN LIFE INSURANCE COMPANY

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

WILCO LIFE INSURANCE COMPANY

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

GUARANTY INCOME LIFE INSURANCE COMPANY

By: Guggenheim Partners Investment Management, LLC, as Manager

By:
Name:
Title:

SECURITY BENEFIT LIFE INSURANCE COMPANY

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

WILTON REASSURANCE COMPANY

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

TEXAS LIFE INSURANCE COMPANY

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

WILCAC LIFE INSURANCE COMPANY

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

By: Guggenheim Partners Investment Management, LLC, as Advisor

By:
Name:
Title:

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

THRIVENT FINANCIAL FOR LUTHERANS

By: /s/ Allen Stoltman
Name: Allen Stoltman
Title: Managing Director

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

NEW YORK LIFE INSURANCE COMPANY

By: /s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By: NYL Investors LLC, its Investment Manager

By: /s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)

By: NYL Investors LLC, its Investment Manager

By: /s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By: NYL Investors LLC, its Investment Manager

By: /s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By: New York Life Insurance Company, its attorney-in-fact

By: /s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Corporate Vice President

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

PRINCIPAL LIFE INSURANCE COMPANY

By: Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:
Name:
Title:

By:
Name:
Title:

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

JACKSON NATIONAL LIFE INSURANCE COMPANY

By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

By: /s/ Elena S. Unger
Name: Elena S. Unger
Title: Vice President

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By: Cigna Investments, Inc. (authorized agent)

By: /s/ Lori E. Hopkins
Name: Lori E. Hopkins
Title: Managing Director

CIGNA LIFE INSURANCE COMPANY OF NEW YORK

By: Cigna Investments, Inc. (authorized agent)

By: /s/ Lori E. Hopkins
Name: Lori E. Hopkins
Title: Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA

By: Cigna Investments, Inc. (authorized agent)

By: /s/ Lori E. Hopkins
Name: Lori E. Hopkins
Title: Managing Director

CIGNA HEALTH AND LIFE INSURANCE COMPANY

By: Cigna Investments, Inc. (authorized agent)

By: /s/ Lori E. Hopkins
Name: Lori E. Hopkins
Title: Managing Director

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

CINCINNATI LIFE INSURANCE COMPANY
MINNESOTA LIFE INSURANCE COMPANY
AMERICAN REPUBLIC INSURANCE COMPANY
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
CATHOLIC FINANCIAL LIFE
CATHOLIC UNITED FINANCIAL
WESTERN FRATERNAL LIFE ASSOCIATION
UNITY FINANCIAL LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By: /s/ Gregory Ortquist
Name: Gregory Ortquist
Title: Vice President

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

AMERICAN UNITED LIFE INSURANCE COMPANY

By:
Name:
Title:

THE STATE LIFE INSURANCE COMPANY

By: American United Life Insurance Company
Its: Agent

By:
Name:
Title:

PIONEER MUTUAL LIFE INSURANCE COMPANY

By: American United Life Insurance Company
Its: Agent

By:
Name:
Title:

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

GENWORTH LIFE INSURANCE COMPANY

By: /s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD ACCIDENT AND INDEMNITY COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: Hartford Investment Management Company Their Agent and Attorney-in-Fact

By: /s/ Dawn Bruneau
Name: DAWN BRUNEAU
Title: VICE PRESIDENT

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By: /s/ Annette M. Teders
Name: Annette M. Teders
Title: Vice President

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By: /s/ Annette M. Teders
Name: Annette M. Teders
Title: Vice President

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]

AMERICAN FAMILY LIFE INSURANCE COMPANY

By: /s/ David L. Voge
Name: David L. Voge
Title: Fixed Income Portfolio Manager

[Signature page to First Amendment to First Industrial Note and Guaranty Agreement]